UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2019

GORDON POINTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38363	82-1270173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Fifth Avenue South

Naples, FL 34102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 960-4687

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one Warrant	GPAQU	Nasdaq Capital Market
Class A common stock, $0.0001 par value per share	GPAQ	Nasdaq Capital Market
Warrants to purchase Class A common stock	GPAQW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2019, Gordon Pointe Acquisition Corp. (“GPAQ”) entered into an amendment (the “Amendment”) to the previously disclosed Agreement and Plan of Merger, dated as of September 16, 2019 (the “Merger Agreement”), by and among GPAQ, GPAQ Acquisition Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of GPAQ (“Holdings”), GPAQ Acquiror Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Acquiror Merger Sub”), GPAQ Company Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings, HOF Village, LLC, a Delaware limited liability company (“HOFV”) and HOF Village Newco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOFV (“Newco”). As previously disclosed, under the Merger Agreement, Acquiror Merger Sub will be merged with and into GPAQ, with GPAQ continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with security holders of GPAQ receiving substantially equivalent securities of Holdings, and (ii) Company Merger Sub will be merged with and into Newco, with Newco continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with the members of Newco receiving shares of common stock of Holdings.

The Amendment corrects certain typographical errors in the Merger Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

In connection with the proposed business combination, Holdings will file with the SEC the Registration Statement on Form S-4 for the Holdings securities to be issued to the security holders of GPAQ and the members of Newco at the closing of the business combination, which Registration Statement will contain preliminary and definitive proxy statements of GPAQ in connection with a special meeting of the stockholders of GPAQ to consider and vote on the business combination and related matters. Holdings and GPAQ will mail the definitive Registration Statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting.

Investors and security holders of GPAQ are advised to read, when available, the draft of the Registration Statement, the preliminary proxy statement and amendments thereto, and the prospectus and the definitive proxy statement in connection with GPAQ’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of GPAQ as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Registration Statement and proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: GPAQ, 780 Fifth Avenue South, Naples, FL 34102.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Holding’s, GPAQ’s and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business, GPAQ’s ability to submit a plan to regain compliance satisfactory to Nasdaq and GPAQ’s ability to evidence that it has a minimum of 300 public holders. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of Holding’s to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAQ and Holdings.

Participants in the Solicitation

GPAQ, Holdings, HOFV, Newco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAQ’s and Newco’s participants in the solicitation, which may, in some cases, be different than those of GPAQ’s and Newco’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2019, GPAQ received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that GPAQ was not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires GPAQ to have at least 300 public holders for continued listing on the NASDAQ Capital Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of GPAQ’s securities on the Nasdaq Capital Market.

The Notice states that GPAQ has 45 calendar days to submit a plan to regain compliance with the Minimum Public Holders Rule. GPAQ intends to submit a plan to regain compliance with the Minimum Public Holders Rule within the required timeframe. If Nasdaq accepts GPAQ’s plan, Nasdaq may grant GPAQ an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Public Holders Rule. If Nasdaq does not accept GPAQ’s plan, GPAQ will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.2	Amendment No. 1 to Agreement and Plan of Merger dated November 6, 2019, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDON POINTE ACQUISITION CORP.

	By:	/s/ James J. Dolan
Name: James J. Dolan
Title: Chief Executive Officer
Dated: November 8, 2019

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